UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/19/2008

NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:   1-16411

Delaware	95-4840775
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices, including zip code)

(310) 553-6262
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(e)

On February 29, 2008, Northrop Grumman Corporation (the "Company") was awarded the KC-45A Tanker Program contract with the United States Air Force for which the Integrated Systems sector of the Company was part of the collaborative effort. On March 19, 2008, the Compensation and Management Development Committee of the Board of Directors of the Company approved a $300,000 cash payment to Scott J. Seymour, a former officer of the Company, as a special completion award in recognition of his role in this key strategic win for the Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION

Date: March 25, 2008	By:	/s/ Stephen D. Yslas
Stephen D. Yslas
Corporate Vice President, Secretary and Deputy General Counsel